UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2004

SATCON TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11512	04-2857552
(Commission File Number)	(I.R.S.Employer Identification No.)

27 Drydock Avenue
Boston, Massachusetts	02210-2377
(Address of Principal Executive Offices)	(Zip Code)

(617) 897-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – Other Events

On June 16, 2004, SatCon Technology Corporation (the “Company”) filed with the Securities and Exchange Commission a registration statement on Form S-3 (File No. 333-116533) (the “Registration Statement”), relating to the registration under the Securities Act of 1933, as amended, of shares of common stock of the Company, $0.01 par value (“Common Stock”), preferred stock and warrants with a maximum aggregate offering price of $25,000,000.  The Registration Statement was declared effective on June 23, 2004.

Subsequently, on December 21, 2004, the Company entered into a Common Stock Purchase Agreement with several unrelated institutional investors in connection with the offering of (i) an aggregate of 4,848,484 shares of Common Stock and (ii) warrants to purchase up to an aggregate of 2,181,818 additional shares of Common Stock (the “Warrants”) and (iii) the shares of Common Stock to be issued upon exercise of the Warrants (collectively, the “Offering”), all of which Common Stock and Warrants are being issued pursuant to the Registration Statement.  The Company received proceeds from the sale of these shares and Warrants equal to approximately $8,000,000, less the Company’s expenses relating to the sale, which are estimated to be $530,000, a portion of which represents investment advisory fees which are discussed in more detail below.  On December 22, 2004, the Company completed the Offering.

As noted above, as part of the Offering, the Company issued Warrants to purchase up to an aggregate of 2,181,818 shares of Common Stock.   These Warrants are exercisable for a five-year term and have an exercise price of $2.00 per share.  The Warrants, however, may be exercised only by “cashless exercise.”  “Cashless exercise” means that in lieu of paying the aggregate exercise price for the shares being purchased upon exercise of the Warrant in cash, the holder will forfeit a number of shares underlying the Warrant with a market value equal to such aggregate exercise price.  Accordingly, the Company will not receive any additional proceeds upon exercise of the Warrants.

Burnham Hill Partners, a division of Pali Capital, Inc., has been retained to act as the Company’s financial advisor in connection with potential capital raising activities, including interacting with potential investors regarding pricing and structuring of the shares of Common Stock and Warrants issued in the Offering.  The Company agreed to pay to the financial advisor a fee in the amount of $480,000 in connection with the sale of the shares of Common Stock and Warrants issued in the Offering.

The Company’s Press Release, dated December 22, 2004, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01(c).               Exhibits.

Exhibit No.	Description

10.1	Form of Warrant to purchase shares of Common Stock of the Registrant issued on December 22, 2004.

99.1	Press Release dated December 22, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATCON TECHNOLOGY CORPORATION

Date: December 23, 2004	By:	/s/ Ralph M. Norwood
Ralph M. Norwood
Vice President and Chief Financial Officer